NEWS RELEASE

fcx.com | NYSE: FCX

ADDRESS:
333 North Central Avenue
Phoenix, AZ 85004

FINANCIAL CONTACT:
David P. Joint
(504) 582-4203

MEDIA CONTACT:
Linda S. Hayes
(602) 366-7824

Freeport-McMoRan Provides Update on PT Freeport Indonesia Operations

PHOENIX, AZ, February 12, 2023 - Freeport-McMoRan Inc. (NYSE: FCX) announced today that PT Freeport Indonesia's (PT-FI) Grasberg operations have been temporarily disrupted because of significant rainfall and landslides in the area of its milling operations in Papua, Indonesia. Intense rains on Saturday February 11, 2023, resulted in flooding and a flow of debris, causing damage to infrastructure near its milling complex. Personnel were safely evacuated from the localized area.

PT-FI is conducting a damage assessment and preparing a recovery plan to resume operations. Preliminary estimates, which are subject to change as assessments are completed, indicate operations can be restored by the end of February 2023. There is no impact to PT-FI's long term plans.

PT-FI's daily production approximates nearly 5 million pounds of copper and 5,000 ounces of gold. As a result of the disruption, FCX expects its first-quarter 2023 sales to be lower than the guidance provided on January 25, 2023, of 900 million pounds of copper and 300 thousand ounces of gold.

FREEPORT: *Foremost in Copper*

FCX is a leading international mining company with headquarters in Phoenix, Arizona. FCX operates large, long-lived, geographically diverse assets with significant proven and probable reserves of copper, gold and molybdenum. FCX is one of the world's largest publicly traded copper producers.

FCX's portfolio of assets includes the Grasberg minerals district in Indonesia, one of the world's largest copper and gold deposits; and significant mining operations in North America and South America, including the large-scale Morenci minerals district in Arizona and the Cerro Verde operation in Peru.

By supplying responsibly produced copper, FCX is proud to be a positive contributor to the world well beyond its operational boundaries. Additional information about FCX is available on FCX's website at fcx.com.

Cautionary Statement Regarding Forward-Looking Statements: *This press release contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections or expectations relating to production activities and operating plans. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "to be," "potential" and any similar expressions are intended to identify those assertions as forward-looking statements.*

FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2021, filed with the U.S. Securities and Exchange Commission (SEC).

Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding

FREEPORT
FOREMOST IN COPPER
1

2 any changes in its assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements. # # #